ASSIGNMENT
OF
PURCHASE AGREEMENT

AEI Property Corporation, a Minnesota corporation (“Assignor”), hereby assigns its interest to AEI Net Lease Income Fund 36 LP, a Minnesota limited partnership, as to an undivided 60% interest, and AEI Income & Growth Fund XXI Limited Partnership, a Minnesota limited partnership, as to an undivided 40% interest (collectively, the “Assignee”), in that certain Purchase and Sale Agreement between Assignor’s predecessor in interest, and Elliott Bay Healthcare Realty, LLC, a Delaware limited liability company (“Seller”), dated January 21, 2022, as amended by that certain Amendment to Purchase and Sale Agreement dated February 28, 2022, with respect to property located at 4300 Leisure Time Drive, Diamondhead, MS 39525,  known as Memorial Hospital at Gulfport medical clinic, and Assignee hereby assumes management responsibilities and obligations of its interest as Buyer thereunder.

Dated:
March 2, 2022

ASSIGNOR:

AEI PROPERTY CORPORATION,

a Minnesota corporation

By:  /s/ Marni Nygard

      Marni Nygard, its President

ASSIGNEE:

AEI Net Lease Income Fund 36 LP,
a Minnesota limited partnership

By: AEI Income Fund Manager, Inc.,
       a Minnesota corporation
Its: Corporate General Partner

By:  /s/ Marni Nygard
      Marni Nygard, its President

AEI Income & Growth Fund XXI Limited Partnership,
a Minnesota limited partnership

By: AEI Fund Management XXI, Inc.,
       a Minnesota corporation
Its: Corporate General Partner

By:  /s/ Marni Nygard
      Marni Nygard, its President